UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2012
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Power Integrations, Inc.
(Exact name of Registrant as specified in its charter)
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Delaware	000-23441	94-3065014
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5245 Hellyer Avenue
San Jose, California 95138-1002
(Address of principal executive offices)

(408) 414-9200
(Registrant's telephone number, including area code)
______________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification of Rights of Securities Holders
The information set forth in Item 5.03 below is incorporated by reference here.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 24, 2012, the Compensation Committee of the Board of Directors of Power Integrations, Inc. (the “Company”) took the following actions with respect to the Company's chief executive officer, chief financial officer, and certain other named executive officers as defined in Rule 402 of SEC Regulation S-K (collectively, the “Officers”):
2011 Bonus Plan
Approved the determination that the minimum targets under the 2011 Bonus Plan had not been met, and as a result none of the restricted stock units granted in connection with the 2011 Bonus Plan would vest.
2012 Bonus Plan
Approved the 2012 Bonus Plan as follows:

Each Officer, as described below, was assigned a target bonus applicable to service in 2012. Bonuses will be awarded in restricted stock units. The restricted stock units will vest (referred to as a “pay out” or “actual bonus” below) based on Company performance as against the 2012 Bonus Plan's established revenue targets, non-GAAP operating income targets and strategic goals. The revenue targets and non-GAAP operating income targets were established by the Compensation Committee. The 2012 target levels are intended to have difficulty in attainment levels consistent with the 2011 Bonus Plan; the minimum target levels in the 2011 Bonus Plan were not achieved. Bonus amounts will be calculated independently for each of the revenue, non-GAAP operating income and strategic goals components. The non-GAAP operating income targets are based on non-GAAP operating income, which exclude certain expenses, including: (a) ASC 718 (FAS 123R) expense; (b) extraordinary income and or expenses associated with mergers and acquisition activities, patent lawsuit settlements and IRS settlements; and (c) any other charges or adjustments which the Compensation Committee determines to be unforseen. Weighting of the target components is as follows:

Revenue	20%
Non-GAAP Operating Income	60%
Strategic Bonus Goals	20%
Total	100%

Revenue Component of Officer's Bonus:
No pay out will be made under the revenue component of the 2012 Bonus Plan if the Company's 2012 actual revenue does not exceed at least the established minimum amount of revenue as set forth in the 2012 Bonus Plan. To the extent 2012 actual revenue increases above the minimum amount of revenue, the actual bonus increases linearly from zero at the minimum amount of revenue as set forth in the 2012 Bonus Plan up to 100% of the revenue component of the target bonus when actual revenue equals target revenue in the 2012 Bonus Plan, and continues increasing linearly thereafter as actual revenue increases, up to a maximum of 200% of the revenue component of the target bonus when actual revenue equals or exceeds the established target to achieve the maximum amount bonus under the revenue component of the 2012 Bonus Plan.
Non-GAAP Operating Income Component of Officer's Bonus:
No pay out will be made under the non-GAAP operating income component of the 2012 Bonus Plan if the Company's 2012 actual non-GAAP operating income does not exceed at least the established minimum amount of non-GAAP operating income as set forth in the 2012 Bonus Plan. To the extent 2012 actual non-GAAP operating income increases above the minimum amount of non-GAAP operating income, the actual bonus increases linearly from zero at the minimum amount of non-GAAP operating income as set forth in the 2012 Bonus Plan up to 100% of the non-GAAP operating income component of the target bonus when actual non-GAAP operating income equals target non-GAAP operating income in the 2012 Bonus Plan, and continues increasing linearly thereafter as actual non-GAAP operating income increases, up to a maximum of 200% of the non-GAAP operating income component of the target bonus when actual non-GAAP operating income equals or exceeds the established target to achieve the maximum amount bonus under the non-GAAP operating income component of the 2012 Bonus Plan.
Strategic Goals Component of Officer's Bonus:
The strategic goals portion of the 2012 Bonus Plan consists of several strategic goals, each relating to a technology, new product development, marketing and sales, operations or corporate development goal. Based upon the level of achievement of the strategic goals, anywhere between zero and a maximum of 200% of target bonus associated with the strategic goals component of the 2012 Bonus Plan would be paid out under this component of the plan.

2012 Target Bonuses
Approved the 2012 target bonuses for the Officers under the 2012 Bonus Plan as follows:

Executive Officer	Title	2012 Target Bonus (restricted stock units)
Balu Balakrishnan	President and Chief Executive Officer	8,000

Sandeep Nayyar	Chief Financial Officer	3,200

John Tomlin	Vice President, Operations	3,200

Derek Bell	Vice President, Engineering	3,200
2012 Stock Option Grants
Approved stock option grants to the following Officers:

Executive Officer	Title	2012 Evergreen Stock Options (in Shares of Common Stock)
Balu Balakrishnan	President and Chief Executive Officer	50,000
Sandeep Nayyar	Chief Financial Officer	12,000
John Tomlin	Vice President, Operations	12,000
Derek Bell	Vice President, Engineering	12,000

The stock option grants will be effective on the third trading date following the date of the earnings release of the Company's first quarter 2012 financial results (the “Grant Date”). The exercise price per share for the stock options granted to the Officers will be the fair market value of a share of the Company's Common Stock on the Grant Date as determined in accordance with the Company's 2007 Equity Incentive Plan. Twenty-five percent (25%) of the options vest on the one year anniversary of the vesting commencement date (as specified in the Officers' option agreements), and an additional twenty-five percent (25%) of the options vest annually over the next three (3) years thereafter, subject to the respective Officer's continuous service.
2012 Restricted Stock Unit Grants
Approved restricted stock unit grants under the Company's 2007 Equity Incentive Plan to the following Officers:

Executive Officer	Title	2012 Evergreen Restricted Stock Units
Balu Balakrishnan	President and Chief Executive Officer	25,000
Sandeep Nayyar	Chief Financial Officer	6,000
John Tomlin	Vice President, Operations	6,000
Derek Bell	Vice President, Engineering	6,000
The restricted stock unit grants will be effective on the Grant Date. Twenty-five percent (25%) of the restricted stock units vest on the one year anniversary of the vesting commencement date (as specified in the Officers' restricted stock unit award agreements), and an additional twenty-five percent (25%) of the restricted stock units vest annually over the next three (3) years thereafter, subject to the respective Officer's continuous service.
2012 Salaries
Approved the 2012 salaries for the Officers as follows, to be effective April 1, 2012:

Executive Officer	Title	2012 Salary
Balu Balakrishnan	President and Chief Executive Officer	$450,000

Sandeep Nayyar	Chief Financial Officer	$290,000

John Tomlin	Vice President, Operations	$300,000

Derek Bell	Vice President, Engineering	$300,000

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
On January 24, 2012, the Board of Directors of Power Integrations, Inc. amended the Bylaws of Power Integrations, Inc., which amendments included:

1.	Amending Section 1.1 to delete the obligation to hold an annual meeting within 13 months from the prior annual meeting;

2.
Amending Section 1.7 to clarify the date upon which stockholders must submit stockholder proposals at an annual meeting under the advance notice provisions in the event that the annual meeting is held more than 30 days from the first anniversary of the last annual meeting, and to make clear that the advance notice provisions apply in the event of a stockholder proposal made other than for inclusion in the company's proxy statement;

3.	amending Sections 2.5 and 6.1 to clarify the methods by which notice of meetings may be given.

The Bylaws of Power Integrations, Inc., as amended and restated, are filed as Exhibit 3.1 hereto.

Item 9.01. Financial Statements and Exhibits
Exhibit
Number        Description
3.1            Amended and Restated Bylaws of Power Integrations, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power Integrations, Inc.

By:	/s/ Sandeep Nayyar
	Name:	Sandeep Nayyar
	Title:	Chief Financial Officer

 Dated:  January 30, 2012

Exhibit Index

Exhibit
Number        Description
3.1            Amended and Restated Bylaws of Power Integrations, Inc.